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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 7, 2005

                                IndyMac ABS, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)
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               Delaware                333-127617              95-4685267
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
of Incorporation)                                         Identification Number)

         155 North Lake Avenue
         Pasadena, California                                      91101
----------------------------------------------                  ----------
      (Address of Principal Executive Offices)                  (Zip Code)
---------------------------------------------

Registrant's telephone number, including area code:  (626) 535-5555


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

Description of the Certificates and the Mortgage Pool

         IndyMac ABS, Inc. (the "Registrant") issued a series of certificates, entitled IndyMac Residential Mortgage-Backed Trust, Series 2005-L3 Certificates (the "Certificates"), issued pursuant to a pooling and servicing agreement that is expected to be dated as of December 1, 2005, among the Registrant as depositor, IndyMac Bank, F.S.B. as seller and master servicer and Deutsche Bank National Trust Company as trustee. The Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of first lien adjustable-rate and fixed-rate residential lot mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Lehman Brothers Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and the terms of certain classes of Certificates.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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Item 9.01. Financial Statements and Exhibits

         (a)  Financial Statements.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits


                ITEM 601(A) OF
               REGULATION S-K
EXHIBIT NO.      EXHIBIT NO.                         DESCRIPTION
-----------    ---------------                       -----------
     1               99             Computational Materials (as defined in Item
                                    8.01) that have been provided by Lehman
                                    Brothers Inc. to certain prospective
                                    purchasers of IndyMac Residential
                                    Mortgage-Backed Trust, Series 2005-L3
                                    Certificates (filed in paper pursuant to the automatic SEC exemption pursuant to Release
                                    33-7427, August 7, 1997).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 7, 2005

                                                     INDYMAC ABS, INC.


                                                     By: /s/ Victor Woodworth
                                                     ------------------------
                                                     Name: Victor Woodworth
                                                     Title: Vice President




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                                Index to Exhibits



                        Item 601(a) of
                        Regulation S-K                           Sequentially
Exhibit Number           Exhibit No.        Description          Numbered Page
--------------           -----------        -----------          -------------
       1                      99            Computational              7
                                             Materials





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